Exhibit 10.1 CHANGE OF CONTROL AGREEMENT THIS CHANGE OF CONTROL AGREEMENT, entered into as of this 30th day of December 2020, by and between: DAVID B. MITCHELL, II (the “Officer”), and FIRST NATIONAL BANK OF PENNSYLVANIA (the “Company”), WITNESSETH THAT: WHEREAS, the Officer is presently employed by the Company and the Company desires to assure itself of the continued benefit of the services of Officer and the parties desire that the employment relationship be established upon the terms and conditions of this Change of Control Agreement (“Agreement”); and WHEREAS, the Officer is willing to commit himself to serving the Company according to the terms and conditions provided in this Agreement; and WHEREAS; an additional purpose of this Agreement is to provide valuable consideration, to which Officer is not already entitled, namely the Separation Pay set forth herein, in exchange for Officer’s agreement to the restrictive covenants, in particular the non-solicitation and confidentiality covenants, and other terms and conditions as stated herein; and NOW, THEREFORE, in consideration of the promises and covenants herein contained, and intending to be legally bound, the parties hereto agree as follows: SECTION 1. Recitals. The foregoing recitals are incorporated by reference as if fully set forth herein. SECTION 2. Term of Agreement. The Company agrees to employ Officer until Officer or Company terminate, at-will, Officer’s employment. Officer acknowledges and agrees that nothing in this Agreement is a promise of employment for a fixed term, and that either Officer or Company may terminate Officer’s employment at any time. SECTION 3. Change of Control. A Change of Control (“Change of Control”) shall be defined as any merger or consolidation of F.N.B. Corporation with another corporation, and as a result of such merger or consolidation, the shareholders of F.N.B. Corporation as of the day preceding such transaction will own less than fifty-one percent (51%) of the outstanding voting securities of the surviving corporation, or in the event that there is (in a single transaction or series of related transactions) a sale or exchange of eighty percent (80%) or more of the Common Stock of F.N.B. Corporation for securities of another entity in which shareholders of F.N.B. Corporation will own less than fifty-one percent (51%) of

Page 2 such entity’s outstanding voting securities, or in the event of the sale by F.N.B. Corporation of a substantial portion of its assets (including the capital stock F.N.B. Corporation owns in its subsidiaries) to an unrelated third party. SECTION 4. Termination after Change of Control. If Company terminates Officer without cause within twelve (12) months after an event constituting a Change of Control, and if the Officer shall duly have complied with and observed the covenants of this Agreement: (a) Company shall pay to Officer an amount equal to two (2) times Officer’s annual salary at the time of termination (“Separation Pay”); (b) Company shall pay the Officer the Separation Pay over a period of twenty- four (24) months in equal installments less all withholdings required by law and authorized deductions, at intervals consistent with Company payroll practices commencing sixty (60) days after Officer’s last day of employment; (c) Officer shall be entitled to receive such Separation Pay only if the Officer executes and does not revoke a Release of all claims and liabilities in the form prescribed by the Company; and (d) Notwithstanding said Release, Officer shall remain subject to all other covenants and restrictions of this Agreement, including, but not limited to Sections 6, 7 and 8. SECTION 5. Internal Revenue Code Section 409A. (a) Amounts payable under this Agreement shall be deemed not to be a “deferral of compensation” subject to Internal Revenue Code Section 409A (“Section 409A”) to the extent provided in the exceptions in Treasury Regulation Sections 1.409A-1(b)(4) (“short-term deferrals”) and (b)(9) (“separation pay plans,” including the exception under subparagraph (iii)) and other applicable provisions of Treasury Regulation Section 1.409A-1 through A-6. To the extent the Officer would otherwise be entitled to any payment or benefit that under this Agreement constitutes “deferred compensation” subject to Section 409A and that if paid or provided during the six (6) months beginning on the date of the Officer’s separation from service would be subject to the Section 409A additional tax because the Participant is a “Specified Employee” (within the meaning of subparagraph (c) below and as determined by the Company) the payment or benefit will be accumulated and paid or provided (or will commence being paid or provided, as applicable) to the Officer on the earlier of (i) the first day of the seventh (7th) month following the Officer’s separation from service or (ii) the Officer’s death. In addition, any payment or benefit due upon a termination of the Participant’s employment that represents a “deferral of compensation” within the meaning of Section 409A shall be paid or provided to the Participant only upon a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). (b) Notwithstanding anything to the contrary in this Agreement or elsewhere, any payment or benefit under this Plan or otherwise that is exempt from Section 409A pursuant to final Treasury Regulation Section 1.409A-1(b)(9)(v)(A) or (C) shall be paid or

Page 3 provided to the Officer only to the extent that the expenses are not incurred, or the benefits are not provided, beyond the last day of the Officer’s second taxable year following the Officer’s taxable year in which the “separation from service” occurs; and provided further that such expenses are reimbursed no later than the last day of the Officer’s third taxable year following the taxable year in which the Officer’s “separation from service” occurs. Except as otherwise expressly provided herein, to the extent any expense reimbursement or the provision of any in-kind benefit under this Agreement is determined to be subject to Section 409A, the amount of any such expenses eligible for reimbursement, or the provision of any in-kind benefit, in one (1) calendar year shall not affect the expenses eligible for reimbursement in any other taxable year (except for any lifetime or other aggregate limitation applicable to medical expenses), in no event shall any expenses be reimbursed after the last day of the calendar year following the calendar year in which the Officer incurred such expenses, and in no event shall any right to reimbursement or the provision of any in-kind benefit be subject to liquidation or exchange for another benefit. (c) For purpose of this Agreement, Specified Employee has the meaning given that term in Section 409A and Treas. Reg. 1.409A-1(i) (or any similar or successor provisions). The Company’s “specified employee identification date” (as described in Treas. Reg. 1.409A-1(i)(3)) will be December 31 of each year, and the Company’s “specified employee effective date” (as described in Treas. Reg. 1.409A-1(i)(4) or any similar or successor provisions) will be February 1 of each succeeding year. SECTION 6. Non-Solicitation. During the term of this Agreement and during the two (2) year period immediately following termination of Officer’s employment (which may include, without limitation, Officer’s resignation) (hereinafter referred to as the “Restricted Period”), the Officer shall not: (a) in any way, directly or indirectly, for the purpose of selling any product or service that competes with a product or service offered by the Company or its present or future subsidiaries or affiliates, solicit, divert, or entice: (1) any customer or existing business of Company, with whom the Officer solicited, became aware of, or transacted business during Officer’s employment with Company; or (2) any potential customer or business identified by Company, with whom the Officer solicited, became aware of, or transacted business during Officer’s employment with Company; (b) employ or assist in employing any present employee of the Company or any of its affiliates (whether or not such employment is full time or is pursuant to a written contract), for the purpose of having such employee perform services for any Competitive Enterprise or other organization in competition with the business of the Company or any of its present or future subsidiaries or affiliates. For purposes of this Agreement, reference to the term “Competitive Enterprise” shall mean any bank holding company, finance company or insured depository institutions (including an institution in the organization state or in the process of applying for or receiving organization state or in the process of applying for or receiving appropriate regulatory approval), including, without limitation,

Page 4 any federal or state chartered bank, savings bank, savings and loan association, credit union or other financial services provider or non-banking affiliate thereof offering similar services or products as those offered by the Company to its customers; (c) in any way, directly or indirectly, make any oral or written statement, comments, or other communications designed or intended to impugn, disparage or otherwise malign the reputation, ethics, competency, morality or qualifications of the Company or any of its directors or employees or customers. SECTION 7. Confidentiality. (a) For purposes of this Agreement, “Proprietary Information” shall mean any information relating to the business of the Company or any of its present or future subsidiaries or affiliates that has not previously been publicly released by authorized representatives of the Company or any authorized representatives of any of its present or future subsidiaries or affiliates, and shall include (but shall not be limited to) Company information encompassed in all marketing and business plans, financial information, costs, pricing information, customer and client lists and relationships between Company and dealers, distributors, sales representatives, wholesalers, customers, clients, suppliers, and others who have business dealings with Company, and all methods, concepts, or ideas in or reasonably related to the business of the Company or any of its present or future subsidiaries or affiliates and not in the public domain. (b) The Officer agrees to regard and preserve as confidential all Proprietary Information that has been or may be developed or obtained by the Officer in the course of Officer’s employment with the Company and its subsidiaries and affiliates, whether Officer has such information in Officer’s memory, writing, electronic media or other physical form, including information maintained by Officer on any computer, electronic device, or other personal property owned by Officer. The Officer shall not, without written authorization from the Company, use for Officer’s benefit or purposes, nor disclose to others at any time, either during the term of Officer’s employment or thereafter, except as required by the conditions of Officer’s employment hereunder, any Proprietary Information connected with the business or development of the Company or its subsidiaries or affiliates. This prohibition shall not apply after the Proprietary Information has been voluntarily disclosed to the public, independently developed and disclosed by others, or otherwise enters the public domain through lawful means. SECTION 8. Removal of Documents or Objects. The Officer agrees not to remove from the premises of the Company or any of its present or future subsidiaries or affiliates, except as an employee of the Company in pursuit of the business of the Company or any of its present or future subsidiaries or affiliates, or except as specifically permitted in writing by the Company, any document or object containing or reflecting any Proprietary Information. The Officer recognizes that all such documents, tangible and intangible property and objects, whether developed by him or her by someone else, are the exclusive property of the Company. SECTION 9. Remedies. In addition to any other rights and remedies Company may have if Officer violates this Agreement, the Company and Officer agree as follows:

Page 5 (a) It is understood and agreed by and between the parties hereto that the services to be rendered by the Officer hereunder are of a special, unique, extraordinary and intellectual character, which gives them a peculiar value, the loss of which may not be reasonably or adequately compensated in damages, and additionally that a breach by the Officer of the covenants set out in Sections 6, 7, and 8 of this Agreement will cause the Company great and irreparable injury and damage. The Officer hereby expressly agrees that the Company shall be entitled to the remedies of injunction, specific performance and other equitable relief to prevent a breach of Sections 6, 7, and 8 of this Agreement by the Officer. This provision shall not, however, be construed as a waiver of any of the remedies which the Company may have for damages or otherwise. (b) In the event Officer shall be in violation of any of the aforementioned restrictive covenants, the time limitation thereof with respect to them shall be extended for a period of time equal to the period of time during which breach or breaches should occur; and in the event the Company should be required to seek relief from such breach in any court, board of arbitration or other tribunal, the covenants shall be extended for a period of time equal to the pendency of such proceedings, including appeals. SECTION 10. Successors, Assigns, Etc. (a) This Agreement shall be binding upon, and shall inure to the benefit of, the Officer and the Company and their respective permitted successors, assigns, heirs, legal representatives and beneficiaries. (b) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect; provided, however, that nothing in this Section shall preclude the assumption of such rights by executors, administrators or other legal representatives of the Officer or Officer’s estate and their assigning any rights hereunder to the person or persons entitled thereto. (c) Nothing in this Agreement shall preclude the Company from consolidating or merging into or with or transferring all or substantially all of its assets to another corporation which assumes this Agreement and all obligations and undertakings of the Company hereunder. Upon such a consolidation, merger or transfer of assets and assumption the term “Company” as used herein shall mean such other corporation and this Agreement shall continue in full force and effect. SECTION 11. Notices. (a) All notices and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been given on the date delivered personally or if sent by registered or certified mail, return receipt requested, postage prepaid, on the date deposited in the mail. (b) All notices shall be provided to the following address or to such other place as either party shall have specified by notice in writing to the other:

Page 6 (1) To the Company, at the address designated as its headquarters, Attention: CEO. With a copy to F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212, Attention: Corporate Counsel. (2) To the Officer, at his address provided to Company from time to time for salary and other similar purposes. SECTION 12. Governmental Regulation. Nothing contained in this Agreement shall be interpreted, construed or applied to require the commission of any act contrary to law and whenever there is any conflict between any provision of this Agreement and any statute, law ordinance, order or regulation, the latter shall prevail; but in such event any such provision of this Agreement shall be curtailed and limited only to the extent necessary to bring it within applicable legal requirements. SECTION 13. Arbitration. Any dispute or controversy as to the validity, interpretation, construction, application or enforcement of, or otherwise arising under or in connection with this Agreement, shall be submitted at the request of either party hereto for resolution and settlement through arbitration in Pennsylvania in accordance with the rules then prevailing of the American Arbitration Association. Any award rendered therein shall be final and binding on each of the parties hereto and their heirs, executors, administrators, successors and assigns, and judgment may be entered thereon in any court having jurisdiction. The foregoing provisions of this paragraph shall not be deemed to limit the rights and remedies reserved to the Company under and pursuant to Section 9 hereof which rights and remedies may be pursued through arbitration. SECTION 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its conflicts of laws principles. SECTION 15. Divisibility. Should a court or arbitrator declare any provision hereof to be invalid, such declaration shall not affect the validity of the Agreement as a whole or any part thereof, other than the specific portion declared to be invalid. SECTION 16. Headings. The headings to the Sections and paragraphs hereof are placed herein for convenience of reference only and in case of any conflict the text of this Agreement, rather than the headings, shall control. SECTION 17. Entire Agreement: Amendment. This Agreement sets forth the entire understanding of the parties in respect of the subject matter contained herein and supersedes all prior agreements, arrangements and understandings relating to the subject matter, and may only be amended by a written agreement signed by both parties hereto or their duly-authorized representatives.

Page 7 IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written. WITNESS: /s/Vincent J. Calabrese, Jr. /s/ David B. Mitchell, II DAVID B. MITCHELL, II ATTEST: FIRST NATIONAL BANK OF PENNSYLVANIA /s/James G. Orie By: /s/Vincent J. Delie, Jr. Secretary Name: Vincent J. Delie, Jr. Title: Chairman, President and C.E.O.